UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2007

TURBOCHEF TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-23478	48-1100390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1900
Atlanta, Georgia 30328
(Address of Principal
Executive Offices)

(678) 987-1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As was previously disclosed, TurboChef Technologies, Inc. (the “Company”) received determination letters (the “Letters”) from the staff of The Nasdaq Stock Market relating to the Company’s failure to timely file its Form 10-K for the year ended December 31, 2006 and its Form 10-Q for the quarter ended March 31, 2007. The Letters indicated that, due to such delinquencies, the Company’s common stock was subject to potential delisting from The Nasdaq Stock Market. As previously disclosed, the delinquencies resulted from delays caused by an internal review being conducted under the oversight of the Company’s Audit Committee with the assistance of outside legal counsel and accounting experts, which was initiated following receipt of an informal inquiry from the Securities and Exchange Commission, regarding the Company’s stock option grants and practices for the period from January 1, 1997 through the present. The Company attended a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”) on May 17, 2007 in connection with the Letters.

On June 26, 2007, the Company received notice of the decision of the Panel with respect to the potential delisting of the Company’s common stock. The Panel has granted the Company’s request for continued listing on The Nasdaq Stock Market, subject to certain conditions set forth in the Panel’s decision. The conditions to the Company’s continued listing are as follows:

1.	On or about July 16, 2007, the Company must provide the Nasdaq Hearings Department with certain specified information relating to the internal investigation.

2.	On or before August 31, 2007, the Company must file its Form 10-K for the fiscal year ended December 31, 2006, and its Form 10-Q for the quarter ended March 31, 2007, and all required restatements.

The Company must also be able to demonstrate compliance with all other requirements for continued listing on The Nasdaq Stock Market. At this time, the Company believes it is in compliance with all such criteria. Finally, for the duration of the exception period, the Company must provide prompt notification to the Nasdaq Listing Qualifications Hearings Department of any significant events which occur.

The Company’s stock will continue to trade under the symbol “OVEN” during the exception period.

The Company issued a press release on June 29, 2007 disclosing receipt of the Panel’s decision. That press release is filed as Exhibit 99.1 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of TurboChef Technologies, Inc. dated June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURBOCHEF TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Dennis J. Stockwell
Dennis J. Stockwell
Vice President and General Counsel
Date: June 29, 2007